Exhibit 99.1

®ASEKE.

Important Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Projected financial information are forward-looking statements. Forward-looking statements, including those with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Daseke, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic risks (such as downturns in customers’ business cycles and disruptions in capital and credit markets), driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, Daseke’s ability to recognize the anticipated benefits of recent acquisitions, Daseke’s ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, Daseke’s ability to generate sufficient cash to service all of its indebtedness, restrictions in Daseke’s existing and future debt agreements, increases in interest rates, the impact of governmental regulations and other governmental actions related to Daseke and its operations, litigation and governmental proceedings, and insurance and claims expenses. For additional information regarding known material factors that could cause actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s Annual Report on Form 10-K, filed with the SEC on March 16, 2018, particularly the section “Risk Factors.” You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Daseke undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Acquisitions Daseke has a long history of, and intends to continue, acquiring strategic and complementary flatbed and specialized trucking companies. Negotiations and discussions with potential target companies are an integral part of the Company’s operations. These negotiations and discussions can be in varying stages from infancy to very mature. Therefore, investors should assume the Company is always evaluating, negotiating and performing diligence on potential acquisitions. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Acquisition-Adjusted EBITDA, Adjusted EBITDA for purposes of Daseke’s credit facilities, Acquisition-Adjusted Revenue and Free Cash Flow. You can find the reconciliations of these measures to the nearest comparable GAAP measure elsewhere in the Appendix of this presentation. Daseke defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, including other fees and charges associated with indebtedness, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) stock-based compensation expense, (vi) non-cash impairments, (vii) losses (gains) on sales of defective revenue equipment out of the normal replacement cycle, (viii) impairments related to defective revenue equipment sold out of the normal replacement cycle, (ix) withdrawn initial public offering-related expenses, and (x) expenses related to the business combination that was consummated in February 2017 and related transactions. Daseke’s board of directors and executive management team use Adjusted EBITDA as a key measure of its performance and for business planning. Adjusted EBITDA assists them in comparing Daseke’s operating performance over various reporting periods on a consistent basis because it removes from Daseke’s operating results the impact of items that, in their opinion, do not reflect Daseke’s core operating performance. Adjusted EBITDA also allows Daseke to more effectively evaluate its operating performance by allowing it to compare its results of operations against its peers without regard to its or its peers’ financing method or capital structure. Daseke defines free cash flow as Adjusted EBITDA less net capital expenditures (capital expenditures less proceeds from equipment sales). Daseke’s board of directors and executive management team use free cash flow to assess Daseke’s performance and ability to fund operations and make additional investments. Free cash flow represents the cash that Daseke’s business generates from operations, before taking into account cash movements that are non-operational. Daseke believes its presentation of free cash flow is useful because it is one of several indicators of its ability to service debt, make investments and/or return capital to its stockholders. Acquisition-Adjusted EBITDA and Acquisition-Adjusted Revenue give effect to Daseke’s acquisitions completed in 2017 and, in certain cases, thus far in 2018 as though those acquisitions were completed on the first date of the applicable measurement period. See footnote 7 on page 6 and footnote 2 on page 8 and the Appendix for more information on how we calculate these measures. These ‘‘as if’’ estimates of potential operating results were not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC. The presentation of Acquisition-Adjusted Revenue and Acquisition-Adjusted EBITDA should not be construed as an inference that Daseke’s future results will be consistent with these ‘‘as if’’ estimates and are presented for informational purposes only. Please note that these non-GAAP measures are not substitutes for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. In particular, Adjusted EBITDA and free cash flow should not be considered measures of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Other companies in Daseke’s industry may define these non-GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non-GAAP measures to compare the performance of those companies to Daseke’s performance. To compensate for these limitations, Daseke’s board and management do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP and instead rely primarily on Daseke’s GAAP results and use non-GAAP measures supplementally. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has n1ot independently verified the accuracy or completeness of this information.

Agenda 2 1. Company Overview 2. Investment Highlights 3. Historical Financial Performance 4. Conclusion Appendix

1 Company Overview PROPRIETARY AND CONFIDENTIAL 3 SECTION

What is Flatbed & Specialized? 4 High Security High Value Customized Super Heavy Haul FlFatlbaetbded Over Dimensional Commercial Glass

What Flatbed & Specialized is not… 5 Refrigerated Truck Traditional Dry Van Dry / Liquid Bulk

Daseke is a Leader in the North American Open Deck Transportation Market Revenue by Segment (Acquisition-Adjusted 2017)(7) Daseke is a leading provider of transportation and logistics solutions focused exclusively on flatbed and specialized freight in North America  Flatbed  39% Largest pure-play flatbed specialized transportation company and among the largest truckload carriers in North America(1)  Specialized 61% Daseke was founded in 2008 and has an operating history dating back to 1928  Daseke has acquired and integrated 17 companies in its history  Asset Right Operating Model (Acquisition-Adjusted 2017)(7) Offers services across the U.S., Canada and Mexico(2)  Asset-Based Revenue Company Equipment Asset-Light Revenue Brokerage Owner Operator Logistics Over 5,000 employees    Operates ~5,500 tractors(3)   46% 54% Operates ~11,500 flatbed and specialized trailers(3)   ~290 million miles driven for 12 months 2017(3)  $100 million liability insurance coverage(4)(5)(6)  (1) Source: CCJ Top 250, August 2017 (Flatbed/Specialized/Heavy Haul). (2) Daseke tractors do not go into Mexico, only traile rs and freight. Tractors supplied by Mexican carrier partners. (3) Includes owner-operator tractors and owner-operator trailers. (4) Big Freight System’s liability insurance coverage is $100 million CAD, all others in USD. (5) R&R and Roadmaste r liability insurance coverage is $75 million. (6) Aveda until July 1, US$52 million and C$55 million, thereafter US$100 Million and C$100 Million. (7) To derive Acquisition-Adjusted Revenue, we add to our revenue the aggregate revenue of the companies acquired in 2017 and thus far in 2018 for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acqui red company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date. See “Important Disclaimers” page and the Appendix for more information and reconciliations. 6

Daseke is a Seasoned Acquirer and Integrator Strong track record of successfully completing and integrating acquisitions Central Oregon J.Grady Randolph Hornady  Acquired in 2013  Est. 1992 Acquired in 2015 Est. 1928  Acquired in 2013 Est. 1935   Smokey Point Aveda  Bulldog Boyd Bros. WTI  Acquired in 2018  Est. 1994  Acquired in 2008  Est. 1979 Acquired in 2015 Est. 1959  Acquired in 2013 Est. 1956 Acquired in 2013 Est. 1989      2011 2014 2017 Schilli 2008 2013 2015 2018 E.W. Wylie Lone Star Acquired in 2017 Est. 1961    Acquired in 2011  Est. 1938  Acquired in 2014  Est. 1988 Roadmaster Group Big Freight Systems R&R Trucking Acquired in 2017 Est. 1931 Acquired in 2017 Est. 1948  Acquired in 2017  Est. 1988     Steelman Companies Moore Freight Service, Inc. TSH & Co. Acquired in 2017 Est. 1977 Acquired in 2017 Est. 1991  Acquired in 2017  Est. 2001     7 Daseke Fleet Services centralizes purchasing, equipment optimization and maintenance Two dedicated full-time employees for accounting, integration and onboarding of acquired companies

Notable Accomplishments since Public Listing  (Acquisition-Adjusted)(1)  LTM (Acquisition-Adjusted)(2)  tractors and flatbed and specialized trailers through LTM 3/31/18  Grew market share from < 1% to ~3.0% in 2017(3)  Increased asset-light revenue from 34% in 2016 to 46% in 2017(4)  Continued diversification of already attractive end-market exposure  Acquired and integrated eight companies, executing Daseke’s strategy (1) See footnote 7 on page 6. (2) To derive this figure, we add to our Adjusted EBITDA (i) the aggregate Adjusted EBITDA of t he companies acquired in 2017 and thus far in 2018 for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the appli cable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date, (ii) charges and expenses attributable to the undertaking or implementation of cost savings, optimization or restructuring efforts and (iii) the amount of any expected cost savings, operating expense reductions and synergies (net of actual amounts realized) that are reasonably identifiable and factually supportable. See “Important Disclaimers” page and the Appendix for more information and reconciliations. (3) Flatbed/Open Deck Specialized Market as repo rted by FTR Associates, Inc. 2018. (4) 46% in 2017 based on Acquisition-Adjusted Revenue. See footnote 7 on page 6. 8 Significantly increased scale with almost double the number of Grew Adjusted EBITDA from $88 million in 2016 to $159 million in 3/31/18 Grew revenue from $652 million (GAAP) in 2016 to $1.5 billion in 3/31/18 LTM

2 Investment Highlights PROPRIETARY AND CONFIDENTIAL 9 SECTION

Investment Highlights 1 Leading Pure-play Carrier in a Large and Growing Market 2 Significant Scale in a Market Where Scale Matters 3 Long-tenured, Blue-chip Customer Base 4 Well-diversified and Attractive End-market Exposure 5 “Asset-right” Business Model Balances Resiliency and Flexibility 6 Disciplined Acquisition Strategy with Track Record of Organic Growth Post-integration 7 Attractive Financial and Free Cash Flow Profile 8 Highly Experienced Management Team with Meaningful Equity Ownership 10

Leading Pure-play Carrier in a Large and Growing Market 1 We operate in a large market, which is expected to grow substantially in 2019 The open deck transportation & logistics market is highly fragmented, and most companies have less than 100 trucks   U.S. Open Deck Freight Market(1) Largest Pure-Play Open Deck Carrier(2) ($ in billions) (2016 Revenue, $ in thousands) +31% Largest pure-play rier(2) & argest ool of wned ssets(3) 2013 2016 2017-2018P 2019E Open Deck Primarily Served by Sub-Scale Companies(5) 101-500 Trucks 132 companies 0.7% <100 Trucks 19,155 companies 99.2% (1) Source: FTR Associates, Inc. (FTR). (2) Source: Transport Topics 2017 Top 100 For-Hire Carriers. (3) Source: CCJ Top 250, August 2017 (Flatbed/Specialized/Heavy Haul). (4) See footnote 7 on page 6. (5) Flatbed/Open Deck Specialized Market as reported by FTR Associates, Inc. 2018. 11 501+ Trucks 27 companies 0.1% +10% $174 $150 $133 $121 (4) $1,260,788 $963,649car l p $520,678o a $495,300 $394,000 $366,158 $301,458 $280,000 $271,616 $269,667

Significant Scale in a Market Where Scale Matters 2  Scaled carriers are well-positioned to meet the evolving market demands  Daseke’s ability to leverage its scale provides significant advantages over the competition Customer Demands Operations • National customers want to work with national carriers (vendor consolidation) Large insurance liability coverage (unavailable to smaller carriers) Customers expect carriers to have sophisticated technology systems National sales presence • • More attractive acquirer Greater capacity and higher service levels Stronger purchasing power • • Customer Demands Operations • Regulatory Compliance Capital Requirements • Regulatory Compliance Capital Requirements • Daseke already has strong compliance practices; challenging for those who do not • Better prepared with capital, people and processes to deal with increasing safety and environmental regulations • Small carriers are challenged by personal guarantees and heavy customer concentrations More favorable terms for capital Access to public markets • • 12 Advantages of Scale

Long-tenured, Blue-chip Customer Base 3 Revenue by Customer Blue-Chip Customer Base (Top 10) (Acquisition-Adjusted 2017)(1) (Acquisition-Adjusted 2017)(1) Relationships with top 10 customers average 20+ years relationship 32 A-72% 28% 33 BB+ 7 BBB+ Top 10 Customers Largest <5% (1) After giving effect to our 2017 acquisitions as though each acquisition was completed on January 1, 2017. To derive this revenue figure, we add to our revenue the aggregate revenue of the companies acquired in 2017 for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition, based on the acquired compan y’s unaudited internal financial statements. See “Important Disclaimers” page and the Appendix for more information and reconciliations. (2) $ in millions. Source: FactSet – Market capitalization as of 12/31/2017. Data not available for private companies. (3) Source – Bloomberg. 13 Relationships with our top 10 customers average over 20 years Significant revenue diversification across our 5,000+ customer base Top Customer(s) Market cap(2) Credit rating(3) Years of 1$20Baa1 / 2NANA17 3$174A2 / A20 4$94A3 / A18 5$5Ba1 / 6$108Baa1 / 7$10A2 / A-17 8$14NA23 9NAA3 / A+38 10$151A2 / A13

Well-diversified Exposure and Attractive End-market 4 Revenue Mix by End-Market End–Market Evolution (Acquisition-Adjusted 2017)(1) Daseke’s growth has led to strategic expansion and diversification of its end market exposure Continued diversification through ongoing acquisition strategy   Metals 17% Energy 16% Other 16% Building Materials 15% Concrete Products 2% PVC High Security Cargo 12% Products 1% Glass 3% Power Sports 3% Aircraft Parts 4% Heavy Equipment / Machinery 7% Lumber 5% (1) See footnote 1 on Page 13. 14 Today AerospaceLumber IndustrialsSteel / Metals Agricultural MachineryRenewable Energy Building MaterialsAuto Manufacturing High Security CargoPower Sports Building ComponentsHeavy Machinery GlassOil & Gas 2009 Aerospace Industrials

“Asset-right” Business Model and Flexibility Balances Resiliency 5 Advantages of Daseke’s “Asset Right” Model Current Mix (Acquisition-Adjusted 2017)(1)  Enhances cash flows and margin stability across a range of operating environments Asset-Light Revenue Brokerage Owner Operator Logistics     Ability to expand capacity with minimal incremental capital expenditures and fixed costs  Ability to contract with limited redundancy costs or under-utilized assets  Lower fixed costs, capital expenditures and higher returns on invested capital 46% 54%  Provide customers with the certainty of delivery and continuity of operations  Ability to extend service to less strategically desirable lanes through third-party capacity providers Asset-Based Revenue Company Equipment  Ability to adjust service offering quickly through third-party resources (1) See footnote 7 on page 6. 15 Asset-Based = Greater Margin & Capex Asset-Light = Lower Capex & Margin Unique Blended Ownership Model Positions Company for Superior Profitability Balances resiliency, flexibility, scale and profitability

Disciplined Acquisition Strategy with Track 6 Record of Organic Growth Post-integration  Low Risk Consolidation Strategy  Integration Opportunities  Organic Adjusted EBITDA Growth Post-Acquisition Organic growth within 24 months post-acquisition(1)(2) Acquire “not for sale” carriers Flatbed, strategic niches (specialized), tuck-ins Well-run, high-quality businesses with:  Experienced management that fit culturally  Industry-leading positions  Top-tier safety scores Long-term customer relationships  Additive customer bases  History of financial performance Consistent valuation methodology Adjusted EBITDA  Exclude projected synergies  Daseke Fleet Services Freight management system     Purchasing consolidation Sales   Rate optimization  Insurance Accounting control  Customer extension across the platform   Capital expenditures Financing  Consolidated purchasing   Collaboration KPI analytics  Sharing of best practices    (1) This growth rate is the simple average of Adjusted EBITDA growth at the companies acquired by Daseke (other than Smokey P oint, for which Adjusted EBITDA with a sufficient level of reliability is not available for the year prior to its acquisition by Daseke), based on the companies’ Adjusted EBITDA for the year prior to Daseke’s acquisit ion as compared to Adjusted EBITDA for the second year following Daseke’s acquisition. Including Smokey Point’s Adjusted EBITDA growth from the first year after its acquisition by Daseke to the second year, the g rowth rate of the acquired companies’ Adjusted EBITDA would have been 21.5%. (2) Excludes 2017 acquisitions and Aveda. 16

Attractive Financial and Free Cash Flow Profile 7 Revenue Adjusted EBITDA(3) $159M $1.5B $154M $1.4B $679M $652M 2014 2015 2016 2017 2017 Acq. Adj(.1) LTM 3/31 Acq. Adj(.1) 2014 2015 2016 2017 2017 (2) Acq. Adj. LTM 3/31 (2) Acq. Adj. Free Cash Flow(3)(4) Net Capital Expenditures as a % of Revenue 13% 14% 12% 10% 8% 6% 4% 2% 0% 10% $57M $56M 5% 4% 2014 2015 2016 2017 2014 2015 2016 2017 (1) See footnote 7 on page 6. (2) See footnote 2 on page 8. (3) See Appendix for reconciliations to most directly comparable GAAP measure. (4) Free Cash Flow defined as Adjusted EBITDA less net capital expenditures (capital expenditures less proceeds from equipment sales). 17 $30M $846M $543M $97M$88M$92M (1) $70M

Highly Experienced Management Team with 8 Meaningful Equity Ownership traded location-based entertainment company (AMEX) 18 2 Experienced Board of Directors NameDaseke RoleExecutive ExperienceYears of Business Experience Don Daseke Chairman, CEO Chairman and CEO, Daseke Inc. 52 Daniel Hennessy Vice Chairman Chairman and CEO, HCAC 35 Scott Wheeler President President, Daseke Inc. 32 Ron Gafford Independent Director Former CEO, Austin Industries 40 Brian Bonner Independent Director Former CIO, Texas Instruments 35 Mark Sinclair Independent Director Partner, Whitley Penn, CPA, CMA 46 Jonathan Shepko Independent Director Co-founder and Managing Partner, EF Capital 18 Kevin Charlton Independent Director President and COO, HCAC 21 3 Operating Division Presidents have an average of 25 years of experience at their companies Joined Daseke in 2012 as CFO, President in 2018 Former CFO for OneSource Virtual, Inc. Former Managing Director of VCFO Former CFO of Malibu Entertainment Worldwide, a publicly-Scott Wheeler President Founded Daseke in 2008 Founder and Former Chairman and CEO of Walden Residential Properties, a publicly-traded (NYSE) Real Estate Investment Trust Certified Public Accountant Don Daseke Chairman and CEO 1 Daseke management and board own more than 40% of the Company

3 HistoricalFinancial Performance PROPRIETARY AND CONFIDENTIAL 19 SECTION

Solid Financial Performance Commentary Revenue Sustained growth both through acquisition and organic performance Asset-light model delivers higher returns on capital and free cash flow at the expense of slightly lower margins Specialized operating leverage materially contributes to profit improvement Delivered record Q1 results in 2018 with significant expansion in revenue, Adj. EBITDA and strong organic growth ($ in millions)  $1,486 $1,440   $679 $652  FY14 FY15 FY16 FY17 FY17LTM 3/31 (1)(1) Acq. Adj. Acq. Adj. Consolidated Financial Metrics ($ in millions) Adjusted EBITDA and Margin(3) Three Months Ended Mar 31 ($ in millions) 2017 $ 160.4 2018% 104% Total Revenue $ 327.6 $159 $154 $70 Operating Income (Loss) (0.8) 7.8 NM FY14 FY15 FY16 FY17 FY17LTM 3/31 (2)(2) Acq. Adj.Acq. Adj, Adjusted EBITDA 35.2 17.6 100% (1) See footnote 7 on page 6. (2) See footnote 2 on page 8. (3) See Appendix for reconciliations to most directly comparable GAAP measure. 20 Net Income (Loss)(7.7)(0.8)NM $97$88$92 11% 11% 14% 14% 11% 13% Revenue (excl. FSC)146.4296.9103% $846 $543

Historical Net Capital Expenditures ($ in millions) $70 $67 FY14 FY15 FY16 FY17 (1) Capex % of Revenue Capital expenditures primarily relate to the purchase of tractors and trailers Major fleet upgrade completed in 2014 and 2015 resulting in heightened levels of capital expenditure Capex expected to remain materially lower, both from young fleet age, as well as migration to asset-light model Between 5% – 7% of sales reflects the normalized level of capital expenditure for the Company Note: Capex numbers are not acquisition adjusted. (1) Net capital expenditures (capital expenditures less proceeds from equipment sales). 21 13% 10% $32$36 4% 5%

4 Conclusion PROPRIETARY AND CONFIDENTIAL 22 SECTION

Conclusion  Leading Pure-play Carrier in a Large and Growing Market where Scale Matters  Long-tenured, Blue-chip Customer Base and Well-diversified End markets  “Asset-right” Business Model Balances Resiliency and Flexibility  Growth Post-integration  Attractive Financial and Free Cash Flow Profile  23 Highly Experienced Management Team with Meaningful Equity Ownership Disciplined Acquisition Strategy with Track Record of Organic

Appendix PROPRIETARY AND CONFIDENTIAL 24 SECTION

Flatbed Solutions Overview Overview Revenue Breakdown (GAAP) Delivers transportation and logistics solutions that require the use of flatbed and retractable-sided transportation equipment Represented 39% of total revenue in FY2017(1) Two acquisitions completed in this segment since 2015 Favorable industry tailwinds with sequential uptick in Flatbed Spot Rates throughout 2017 and 2018 Rate per mile(2) increased to $1.81 in Q1 2018 from $1.71 in Q1 2017 Revenue per tractor(3) increased to $40.6 thousand in Q1 2018 from $39.6 thousand in Q1 2017 LTM 3/31/18  Fuel surcharge 11%   Brokerage 13%  Freight 76%   Historical Operating Statistics Revenue and Adjusted EBITDA Margin (GAAP) ($ in millions) $418 $354 $310 FY16 FY17 LTM 3/31/18 Revenue Adj. EBITDA Margin (1) See footnote 7 on page 6. (2) Period's revenue less fuel surcharge divided by the total number of miles driven. (3) Perio d’s revenue less fuel surcharge divided by the average number of tractors in the period (including owner-operator tractors). 25 12% 15% 14% 20162017 Total miles 149,284,755152,956,1232.5% Company-operated tractors, as of year-end 1,2031,155 (4.0%) 256.9% Owner-operated tractors, as of year-end 3901,392 Number of trailers, as of year-end 2,9434,57355.4%

Specialized Solutions Overview Overview Revenue Breakdown (GAAP) LTM 3/31/18 Includes super heavy haul, high-value customized, over-dimensional, commercial glass, oil-rigs and high security cargo solutions  Fuel surcharge 7% Logistics 5% Represented 61% of total revenue in FY2017(1)  Brokerage 15% Freight 73% Eight acquisitions completed in this segment since going public  Rate per mile(2) increased to $2.56 in Q1 2018 from $2.56 in Q1 2017 Revenue per tractor(3) increased to $53.2 thousand in Q1 2018 from $48.2 thousand in Q1 2017   Historical Operating Statistics Revenue and Adjusted EBITDA Margin (GAAP) ($ in millions) $603 41.0% $499 87.4% 203.2% 95.8% 35.6% FY16 FY17 LTM 3/31/18 49.6% Revenue Adj. EBITDA Margin (1) See footnote 7 on page 6. (2) Period's revenue less fuel surcharge divided by the total number of miles driven. (3) Perio d’s revenue less fuel surcharge divided by the average number of tractors in the period (including owner-operator tractors). 26 13% $346 13% 16%  20162017 Total miles Company-operated tractors, as of year-end 97,704,619137,793,272 1,1012,063 Owner-operated tractors, as of year-end 219664 Number of trailers, as of year-end 3,4046,664 Company-operated tractors, average for the year 1,0971,488 Owner-operated tractors, average for the year 236353

Daseke’s New Fleet Services Division Targets Cost-Improvement Opportunities Through Centralization Key areas of focus for Daseke Fleet Services In 2018, Daseke has made it a strategic priority to implement and improve a centralized management structure, demonstrated through the formation of Daseke Fleet Services (“DFS”)  Purchasing: Expand team with two highly experienced people with a long history in the transportation industry and knowledge of price points at the 10,000+ fleet purchasing level for fuel, tires, parts, and services. Also focus on national level fuel pricing. Equipment & Maintenance: Expanded team works with OpCo equipment and maintenance leaders recommending best practices that reduces their CPM. Team is comprised of experts in equipment maintenance and best practices in tire and fleet CPM. Ensures that Daseke file warranties and recover from each OEM. Daseke Fleet Services also optimizes how we address MPG improvement, capital expenditures and our used equipment sales  Supports our growing scale by leveraging areas such as purchasing, equipment optimization, and maintenance DFS focuses on supporting operating companies through lifecycle management of revenue equipment including maximization of national purchasing power, enhanced maintenance programs, strategic disposition of assets, and high-level warranty management.   Formation directly addresses opportunity and necessity to actively manage and improve cost structure   DFS team brings to Daseke their years of industry experience and knowledge to secure stronger economics involving tractors, trailers, fuel, tires, parts, and service  Daseke Fleet Services Management Structure Daseke attracted three veteran executives with large truckload carrier experience to join the Daseke family:   Brett Thompson, VP of purchasing; Erek Starnes, VP of equipment operations; and Gloria Pliler, Director of Purchasing. Based in Phoenix, reports directly to President, Scott Wheeler.  DFW, TX Phoenix, AZ Memphis, TN 27 Improving Industrial Freight & Logistics Fundamentals through Daseke Fleet Services formation President Scott Wheeler VP Equip Operations Erek Starnes VP Fleet Services Brett Thompson Director Purchasing Gloria Pliler Director Purchasing Ken Snyder

Regional / End Market Leadership Structure 28 John Wilbur: High Security Cargo 7 years – The Roadmaster Group Rick Williams: West 26 years - Central Oregon Truck Company Scott Wheeler, President Tex Robbins: Texas/Midwest 25 years - Lone Star Transportation Scott Hoppe: Commercial Glass 18 years - E.W. Wylie Chris Cooper: South/Northeast 21 years - The Boyd Companies Phil Byrd: Southeast 33 Years - Bulldog Hiway Express

Expansive North American Footprint Revenue by Destination Low High (1) Customers as of 3/31/2018 including Aveda. (2) Map as of 12/31/2017, excludes Aveda, reflects customer destinations, not originations; Daseke tractors do not go into Mexico, only trailers and freight. Tractors supplied by Mexican carrier partners. 29 Serving >5,000(1) Industrial Customers Across U.S., Canada, and Mexico(2)

Acquisition-Adjusted and Adjusted EBITDA Reconciliation Acquisition-Adjusted and Adjusted EBITDA Reconciliation 12 Months Ended 3 Months Ended Year Ended March 31, March 31, December 31, 2018 2018 2017 2017 2016 2015 2014 (In thousands) Net income (loss) Depreciation and amortization Interest income Interest expense Write-off of unamortized deferred financing fees Income tax (benefit) provision Acquisition-related transaction expenses Impairment of equipment Stock-based compensation expense Withdrawn initial public offering-related expenses Net losses on sales of defective revenue equipment out of the normal replacement cycle Impairment on sales of defective revenue equipment out of the normal replacement cycle Expenses related to the Business Combination and related transactions $33,945 85,730 (836) 33,997 — (49,894) 3,372 — 2,761 — — — 481 ($797) 25,182 (442) 10,337 — (382) 440 — 886 — — — — ($7,746) 16,315 (4) 5,896 3,883 (2,770) 445 — — — — — 1,553 $26,996 76,863 (398) 29,556 3,883 (52,282) 3,377 — 1,875 — — — 2,034 ($12,279) 67,500 (44) 23,124 — 163 296 2,005 — 3,051 718 190 3,516 $3,263 63,573 (69) 20,602 — 7,463 1,192 — — 1,280 — — — $1,300 48,575 (73) 15,978 — 1,784 944 1,838 — — — — — Adjusted EBITDA $109,556 $35,224 $17,572 $91,904 $88,240 $97,304 $70,346 Acquisition adjustments(1) 49,638 61,942 Acquisition-Adjusted EBITDA $159,194 $153,846 Other adjustments(2) 8,128 7,462 Adjusted EBITDA for purposes of our credit facilities $167,322 $161,308 (1) Represents (a) the aggregate Adjusted EBITDA of the companies acquired in 2017 and thus far in 2018 for the period beginn ing on the first day of the applicable measurement period and ending on the date of Daseke’s acquisition, based on the acquired company’s unaudited internal financial statements, except for Aveda, which adjustments are based on Aveda’s financia l statements filed on SEDAR (or if earlier, the last date of the applicable measurement period) for the period prior to Daseke’s acquisition date, (b) charges attributable to the undertaking or implementation of cost savings, operating expense r eductions and/or synergies, any business optimization charge, any restructuring charge, any charge relating to the closure or consolidation of any facility, any charge relating to entry into a new market, any charge relating to any strategic initia tive, any consulting charge, any signing charge, any retention or completion bonus, any expansion and/or relocation charge, any charge associated with any modification to any pension and post-retirement employee benefit plan, any charge associated with new systems design, any implementation charge and/or any project startup charge, and (c) the amount of any expected cost savings, operating expense reductions and synergies (net of actual amounts realized) that are reasonably identifiable an d factually supportable. These adjustments have not been prepared in accordance with the requirements of Regulation S -X or any other securities laws relating to the presentation of pro forma financial information or otherwise, are presented for informational purposes only and there can be no assurance that such businesses would have achieved the same results if we had acquired them at the beginning of such period. (2) Represents other adjustments permitted under the agreements governing our credit facilities to derive Consolidated Adjust ed EBITDA (as defined therein), which include, among other things, public company costs, board fees and expenses, property taxes, D&O insurance costs and costs relating to our 401(k) matching program for employees. 30

Acquisition-Adjusted Revenue Reconciliation Acquisition-Adjusted Revenue Reconciliation Twelve Months Ended Year Ended 31-Mar-18 31-Dec-17 31-Dec-16 (In thousands) Revenue Acquisition adjustments(1) $1,013,451 472,751 $846,304 593,920 $651,802 608,986 Acquisition-Adjusted Revenue $1,486,202 $1,440,224 $1,260,788 (1) Represents the aggregate revenue of the companies acquired in 2017 and thus far in 2018 for the period beginning on the f irst day of the applicable measurement period and ending on the date of Daseke’s acquisition, based on the acquired company’s unaudited internal financial statements, except for Aveda, which adjustments are based on Aveda’s financial statements filed on SEDAR (or if earlier, the last date of the applicable measurement period) for the period prior to Daseke’s acquisition date. These adjustments have not been prepared in accordance with the requirements of Regulation SX or any other securities laws relating to the presentation of pro forma financial information or otherwise, are presented for informational purposes only a nd there can be no assurance that such businesses would have achieved the same results if we had acquired them at the beginning of such period. 31

Free Cash Flow Reconciliation Free Cash Flow Reconciliation 12 Months 3 Months Year Ended Ended Ended March 31, December 31, 31-Mar-18 2018 2017 2017 2016 2015 2014 (In thousands) Net income (loss) Depreciation and amortization Interest income Interest expense Write-off of unamortized deferred financing fees Income tax (benefit) provision Acquisition-related transaction expenses Impairment of equipment Stock-based compensation expense Withdrawn initial public offering-related expenses Net losses on sales of defective revenue equipment out of the normal replacement cycle Impairment on sales of defective revenue equipment out of the normal replacement cycle Expenses related to the Business Combination and related transactions $33,945 85,730 (836) 33,997 — (49,894) 3,372 — 2,761 — — — 481 ($797) 25,182 (442) 10,337 — (382) 440 — 886 — — — — ($7,746) 16,315 (4) 5,896 3,883 (2,770) 445 — — — — — 1,553 $26,996 76,863 (398) 29,556 3,883 (52,282) 3,377 — 1,875 — — — 2,034 ($12,279) 67,500 (44) 23,124 — 163 296 2,005 — 3,051 718 190 3,516 $3,263 63,573 (69) 20,602 — 7,463 1,192 — — 1,280 — — — $1,300 48,575 (73) 15,978 — 1,784 944 1,838 — — — — — Adjusted EBITDA $109,556 $35,224 $17,572 $91,904 $88,240 $97,304 $70,346 Net capital expenditures (37,589) (1,712) (39) (35,916) (31,669) (66,969) (70,678) Free cash flow $71,967 $33,512 $17,533 $55,988 $56,571 $30,335 ($332) 32

Adjusted EBITDA Reconciliation by Segment Adjusted EBITDA Reconciliation by Segment Three Months Ended Mar. 31, 2017 Three Months Ended Mar. 31, 2018 Flatbed Specialized CorporateConsolidated Flatbed Specialized CorporateConsolidated ($ in thousands) Net income (loss) Depreciation and amortization Net interest expense Provision(benefit) for income taxes Acquisition-related transaction expenses Stock compensation Merger transaction expenses $1,060 7,519 1,796 1,045 - - - ($454) 8,757 2,002 (455) - - - ($8,352) 39 5,977 (3,360) 445 - 1,553 ($7,746) 16,315 9,775 (2,770) 445 - 1,553 $3,702 7,380 1,770 1,494 - 252 - $2,482 17,771 2,477 1,143 - 487 - ($6,981) 31 5,648 (3,019) 440 147 - ($797) 25,182 9,895 (382) 440 886 - Adjusted EBITDA $11,420 $9,850 ($3,698) $17,572 $14,598 $24,360 ($3,734) $35,224 33

Segment GAAP LTM Revenue and Adjusted EBITDA – Specialized Solutions Segment LTM Revenue and Adjusted EBITDA – Specialized Solutions Three Months Ended March 31, Year Ended December 31, LTM 3/31/18 ($ in thousands) 2017 2018 2016 2017 2018 Freight Brokerage Logistics $62,974 11,771 - $137,509 23,191 10,036 $268,121 57,791 - $362,277 80,225 21,940 $436,812 91,645 31,976 42,914 Fuel surcharge 5,928 14,152 20,086 34,690 Total revenue 80,673 184,888 345,998 499,132 603,347 Adjusted EBITDA 9,850 24,360 56,113 64,002 78,512 34

Segment GAAP LTM Revenue and Adjusted EBITDA – Flatbed Solutions Segment LTM Revenue and Adjusted EBITDA – Flatbed Solutions Three Months Ended March 31, Year Ended December 31, LTM 3/31/18 ($ in thousands) 2017 2018 2016 2017 2018 Freight Brokerage Logistics $63,975 9,098 - $104,513 22,998 713 $253,824 29,745 - $276,592 40,882 192 $317,130 54,782 905 44,993 Fuel surcharge 8,231 16,784 26,871 36,440 Total revenue 81,304 145,008 310,440 354,106 417,810 Adjusted EBITDA 11,420 14,598 46,396 48,353 51,531 35